Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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In re: YOUNG BROADCASTING INC. et al., Debtors.(1)	: : : : : : :	Chapter 11 Case No. 09-10645 (AJG) (Jointly Administered)
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MONTHLY OPERATING REPORT

FOR THE MONTH OF JUNE 2009

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:          Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.(2)

Dated: July 21, 2009	/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

(1)           The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; and Honey Bucket Films, Inc.

(2)          All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.                                       Description of the Cases.  On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  The cases are being jointly administered under case number  09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.  Each Debtor’s fiscal year ends on December 31 of each year.

2.                                       Basis of Presentation.  The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court.  The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.  We caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records.  This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material.  The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.                                       Summary of Significant Reporting Policies.  The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses.  Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors.  The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.                                       Foreign Currency.  The Debtors have no foreign currency transactions.  Therefore, all amounts are reflected in U.S. dollars.

5.                                       Inter-company Receivables/Payables. Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

2

6.                                       Recoveries and Causes of Action.  The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter.  Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.                                       Reorganization Items.  American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11.  Such items are reflected in the statements.

8.                                       Liabilities Subject to Compromise.  As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization.  Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed.  The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court.  Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise.  The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.                                       Post-petition Accounts Payable.  To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms.  Thus, an accounts payable aging is not included in this report.

3

Young Broadcasting, Inc.

Consolidating Income Statement

For the Month ended June 30, 2009

	Case #	09-10671 WLNS	09-10661 KLFY	09-10651 KLFY LP	09-10665 WKRN	09-10656 WKRN GP	09-10673 WTEN	09-10672 WRIC	09-10652 WATE	09-10655 WATE GP	09-10650 WBAY	09-10648 KWQC	09-10662 KELO	09-10670 KCLO	09-10660 KRON	09-10663 AYI	09-10645 CORP	N/A YBCC	Consolidated
Operating Revenues
Local Revenue		515,792	885,321		1,166,237		600,396	816,742	782,753		925,986	865,349	1,090,665	76,159	1,101,633				8,827,034
National Revenue		130,162	207,095		474,307		277,886	352,339	168,516		203,297	210,852	200,725	28,886	1,399,563				3,653,628
Network Revenue		543	(930)		44,053		39,135	33,650	31,694		26,443	2,049	(2,251)						174,385
Political Revenue		2,990	170		17,245		12,729	116,515			24,210	16,590	28,095	400					218,944
Barter Revenue		12,868	21,473		14,832		7,797	18,784	10,777		9,396	7,985	4,325	389	74,576				183,202
Other Revenue		44,722	78,390		209,766		105,021	74,694	144,956		100,624	80,507	45,535	9,778	260,723	23,714			1,178,430
Total Operating Revenues		707,077	1,191,519		1,926,440		1,042,963	1,412,723	1,138,696		1,289,956	1,183,332	1,367,095	115,612	2,836,495	23,714			14,235,622
Commissions
Rep Commissions		80,070	116,575		252,413		125,246	194,078	147,237		154,584	147,544	164,140	13,531	320,981				1,716,400
Agency Commissions		5,659	8,809		20,868		12,377	19,926	7,162		8,821	9,666	8,531	1,245	59,448	(162,511)
Total Commissions		85,729	125,384		273,281		137,622	214,005	154,399		163,405	157,210	172,670	14,775	380,429	(162,511)			1,716,400

Net Operating Revenues		621,347	1,066,135		1,653,159		905,341	1,198,719	984,297		1,126,550	1,026,122	1,194,424	100,837	2,456,066	186,226			12,519,222

Operating Expenses
Direct Expenses		8,545	9,113		5,390		7,978	8,555	11,397		5,789	8,061	4,967	1,009	42,113				112,918
Technical Expense		63,026	30,717		90,172		71,652	67,304	58,367		67,782	60,021	71,138	14,894	415,216				1,010,288
Program/Production Expense		57,961	42,775		42,867		44,338	51,374	69,592		46,669	49,902	72,492		111,502				589,473
Amortization of Program License Rights		46,807	23,811		72,887		93,152	205,412	127,206		52,970	89,055	36,267	1,051	328,438				1,077,056
News Expense		158,524	128,679		438,970		217,676	220,870	224,351		253,075	174,718	175,627	5,226	765,068				2,762,785
Sales Expense		99,978	141,314		241,663		116,551	172,428	177,104		160,292	107,182	119,541	9,083	350,589	392,753			2,088,478
General & Administrative Expense		146,589	154,762	815	289,627	815	210,117	199,205	221,278	815	219,764	173,793	178,602	14,343	811,282				2,621,808
Barter Expense		5,542	21,994		27,202		7,797	16,699	10,777		9,396	11,708	4,325	389	74,576				190,405
Total Operating Expenses		586,971	553,165	815	1,208,777	815	769,262	941,847	900,072	815	815,736	674,440	662,959	45,995	2,898,785	392,753			10,453,209

Net Operating Income		34,376	512,969	(815)	444,382	(815)	136,079	256,872	84,225	(815)	310,814	351,681	531,465	54,841	(442,719)	(206,527)			2,066,013
Operating Margin		5.5%	48.1%	0.0%	26.9%	0.0%	15.0%	21.4%	8.6%	0.0%	27.6%	34.3%	44.5%	54.4%	-18.0%	-110.9%	0.0%	0.0%	16.5%

Corporate Expense																	565,206		565,206
Non-Cash Compensation Paid in Common Stock																	(91,765)		(91,765)

Income Before Deprec. & Taxes		34,376	512,969	(815)	444,382	(815)	136,079	256,872	84,225	(815)	310,814	351,681	531,465	54,841	(442,719)	(206,527)	(473,441)		1,592,572

Deprec. & Amort. of Property & Equipment		118,534	82,273		83,246		57,402	94,790	74,618		85,907	47,853	90,283	14,217	106,640	2,511	38,142		896,416
Amort of Broadcast License & Other Intang.		28,800		20,803		29,201	16,988	1,013	295			92,978	55,271	1,430		277	135,808		382,863
Interest (Income)																	(1,020)		(1,020)
Interest Expense - Cash															(29,575)		1,362,005		1,332,430
Other (Income)/Expense		50,000	424,000	(394,000)	430,000	(430,000)	4,600		260,000	(260,000)		5,753	11,628		(6,583)	855			96,254
Income Tax									10,000		65					76	3,700		13,841
Total Non-Operating Expenses		197,334	506,273	(373,197)	513,246	(400,799)	78,990	95,803	344,913	(260,000)	85,972	146,585	157,182	15,647	70,483	3,719	1,538,635		2,720,784

Reorganization Costs															132,193		1,658,412		1,790,605

Net Income/(Loss)		$(162,958)	$6,696	$372,382	$(68,864)	$399,984	$57,089	$161,069	$(260,689)	$259,185	$224,842	$205,096	$374,283	$39,195	$(645,395)	$(210,246)	$(3,670,488)	$0	$(2,918,817)

Notes:	1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668.
2)

Included in Reorganization costs are $1.7 million of costs that are currently paid at YB Corp (10645). These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so. There are also restructuring costs of $132,000 relating to the restructuring of capital improvements on a tower arrangement at one of the Company’s stations.

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

June 2009

	Case #	09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673
		WLNS	KLFY	KLFY LP	LAT	WTVO	WKRN	WKRN GP	YBT	WTEN
ASSETS
Cash		$(40,675)	$(91,090)	$0	$0	$0	$(126,211)	$0	$0	$(120,666)
Accounts Receivable		1,401,767	2,178,641				3,921,417			2,020,514
Interest Receivable-Subsidiaries - Subject to Compromise
Program License Rights -S/T		137,503	52,553				159,459			210,898
Prepaid Expenses		166,001	19,370				53,115			76,010
Total current assets		1,664,596	2,159,474				4,007,780			2,186,757

Property & Equipment		23,084,500	19,780,717				26,730,751			17,192,371
Accumulated Depreciation		(19,207,457)	(16,966,041)				(21,296,579)			(14,279,956)
Net property and equipment		3,877,043	2,814,676				5,434,173			2,912,416

Program License Rights-L/T		113,100								6,000
Deposits		5,275	28,011				124,144			227,163
Notes Receivable Subsidiaries - Subject to Compromise
Investments										557,835
Goodwill		294,329		14,425,250
Accumulated Amortization - Goodwill		(294,330)		(6,592,586)
Accumulated Amortization - Indefinitely Lived IA		(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)
Going Concern			350,000				463,389			2,916,396
FCC/Broadcast Licenses		10,712,060		1,804,000				7,149,168		3,556,017
Accum Amort - Definite Lived Intangible Assets		(7,907,029)		(5,012,926)			(208,027)	(5,806,811)		(3,350,030)
Organizational Costs		2,406
Intangibles		1,649,600					208,027
Network Affiliation		11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543
Post-Petition Intercompany		651,580	395,424	1,956,300			(421,972)	2,020,925		1,332,759
Total non-current assets		10,781,746	(828,880)	17,466,419	66,667		(1,036,736)	15,486,011	55,556	10,941,538

Total Assets		$16,323,386	$4,145,271	$17,466,419	$66,667	$0	$8,405,216	$15,486,011	$55,556	$16,040,711

Liabilities not subject to Compromise
Accounts Payable		229,230	196,714				85,706			124,281
Accrued Expenses		191,768	233,323			804	353,096			141,380
Program License Liability		297,263	47,860				156,404			207,125
Deferred Revenue		621,592	493,523				280,816			149,132
Total Liabilities not subject to Compromise		1,339,853	971,420			804	876,022			621,918

Liabilities subject to Compromise
Accounts Payable		295,623	305,424				516,078			483,015
Program License Liabilities Subject to Compromise		56,029	8,465
Pre-Petition Accrued Interest	1)	648,117	4,515,190	134,169			(87,429)	134,897		170,198
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		36,783,094	29,157,765	33,334,012			18,503,499	33,514,768		31,899,172
Deferred Tax Liability
Other Liabilities	3)
Total Liabilities subject to Compromise		37,782,864	33,986,844	33,468,182			18,932,148	33,649,665		32,552,385

Common Stock		1,934	518			50,199	1,421
Additional Paid In Capital		13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	20,779,608	(24,776,491)	55,556	(6,105,135)
Other Income
Retained Earnings		(36,168,387)	(52,561,987)	790,717		(8,105,988)	(32,183,983)	6,612,838		(11,028,457)
Stockholders’ Equity		(22,799,331)	(30,812,993)	(16,001,763)	66,667	(804)	(11,402,954)	(18,163,654)	55,556	(17,133,592)

Total Liabilities & Equity		$16,323,386	$4,145,271	$17,466,419	$66,667	$(0)	$8,405,216	$15,486,011	$55,556	$16,040,711

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

June 2009

	Case #	09-10672	09-10652	09-10655	09-10658	09-10650	09-10648	09-10662	09-10670	09-10660
		WRIC	WATE	WATE GP	YBK	WBAY	KWQC	KELO	KCLO	KRON
ASSETS
Cash		$(343,147)	$(235,301)	$0	$0	$(44,165)	$(185,281)	$(63,412)	$100	$(228,593)
Accounts Receivable		2,575,675	2,184,107		55,556	2,220,151	2,010,109	2,347,270	181,966	5,298,176
Interest Receivable-Subsidiaries - Subject to Compromise
Program License Rights -S/T		443,222	275,952			124,734	194,080	81,166	2,876	2,717,738
Prepaid Expenses		120,097	22,565			71,435	94,845	37,140		244,753
Total current assets		2,795,847	2,247,322		55,556	2,372,155	2,113,753	2,402,164	184,943	8,032,074

Property & Equipment		27,844,388	19,691,383			26,737,388	18,287,367	34,526,885	3,870,004	42,696,294
Accumulated Depreciation		(21,371,825)	(14,909,061)			(21,460,325)	(14,804,993)	(30,010,056)	(3,255,207)	(32,248,236)
Net property and equipment		6,472,563	4,782,323			5,277,063	3,482,374	4,516,829	614,797	10,448,058

Program License Rights-L/T										2,487,873
Deposits		63,532	18,000			64,450	600	19,225	4,856	50,000
Notes Receivable Subsidiaries - Subject to Compromise
Investments							(24,914)	722,634		2,106,614
Goodwill		97,587	9,331			6,453		220,700	15,900
Accumulated Amortization - Goodwill		(17,484)	(9,331)			(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA		(5,023,645)	(85,928)	(8,075,475)		(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern		479,600
FCC/Broadcast Licenses		27,559,349		19,321,618		19,531,432	10,402,616	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets		(166,809)	(45,277)				(12,703,885)	(7,664,050)	(194,256)	(8,591,604)
Organizational Costs		486,667								8,591,604
Intangibles			141,759				236,342
Network Affiliation							32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		2,338,081	(1,695,076)	(10,595)	55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)
Post-Petition Intercompany		1,662,519	(633,435)	1,265,925		1,695,189	1,800,708	2,792,065	301,706	(1,110,145)
Total non-current assets		27,479,396	(2,299,957)	12,501,473	55,556	21,580,976	31,259,348	23,594,848	1,889,807	57,656,341

Total Assets		$36,747,806	$4,729,688	$12,501,473	$111,112	$29,230,194	$36,855,475	$30,513,841	$2,689,548	$76,136,472

Liabilities not subject to Compromise
Accounts Payable		132,281	35,357		55,556	100,316	103,332	152,942	775	1,043,360
Accrued Expenses		191,359	220,956			238,541	149,411	331,210	53,042	5,841,393
Program License Liability		411,553	254,405			152,303	178,110	72,531	2,094	4,634,725
Deferred Revenue		167,172	156,244			606,244	767,157	895,266	46,215	127,034
Total Liabilities not subject to Compromise		902,364	666,962		55,556	1,097,403	1,198,010	1,451,949	102,126	11,646,512

Liabilities subject to Compromise
Accounts Payable		787,389	607,811			464,495	571,344	475,280		1,868,775
Program License Liabilities Subject to Compromise			45,689			13,038		12,089		1,526,594
Pre-Petition Accrued Interest	1)	134,635	380,946	10,558,927		(98,884)	110,812	47,008		533,712,582
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		51,150,000	16,777,582	44,572,418		37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability
Other Liabilities	3)
Total Liabilities subject to Compromise		52,072,024	17,812,028	55,131,345		37,878,649	57,855,156	51,815,685		1,291,646,062

Common Stock
Additional Paid In Capital		(15,523,638)	11,097,732	759,231	55,556	(14,463,985)	(8,008,884)			90,324,210
Other Income										(5,652,404)
Retained Earnings		(702,943)	(24,847,034)	(43,389,103)		4,718,128	(14,188,808)	(22,753,793)	2,587,421	(1,311,827,908)
Stockholders’ Equity		(16,226,582)	(13,749,302)	(42,629,872)	55,556	(9,745,857)	(22,197,692)	(22,753,793)	2,587,421	(1,227,156,101)

Total Liabilities & Equity		$36,747,806	$4,729,688	$12,501,473	$111,112	$29,230,194	$36,855,475	$30,513,841	$2,689,548	$76,136,472

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

June 2009

	Case #	09-10663	09-10664	09-10657	09-10666	09-10668	09-10645	N/A			09-10645
		AYI	HBF	KCAL	Fidelity TV	YBSAS	CORP	YBCC	Sub-Total	Elimination	Consolidated
ASSETS
Cash		$(23,069)	$0			$(5,318)	$21,948,080	$0	$20,441,254		$20,441,254
Accounts Receivable		233,066					9,693		26,638,108		26,638,108
Interest Receivable-Subsidiaries - Subject to Compromise							550,361,168		550,361,168	(550,361,168)
Program License Rights -S/T									4,400,181		4,400,181
Prepaid Expenses		2,767					2,811,806		3,719,902		3,719,902
Total current assets		212,764				(5,318)	575,130,746		605,560,613	(550,361,168)	55,199,445

Property & Equipment		1,068,583				274,002	6,579,312		268,363,946		268,363,946
Accumulated Depreciation		(1,016,073)				(20,932)	(5,715,882)		(216,562,622)		(216,562,622)
Net property and equipment		52,510				253,070	863,430		51,801,325		51,801,325

Program License Rights-L/T									2,606,973		2,606,973
Deposits		10,263				8,000	562,950		1,186,469		1,186,469
Notes Receivable Subsidiaries - Subject to Compromise							1,052,864,358	143,320,371	1,196,184,729	(1,196,184,729)
Investments		1,954,938							5,317,108	(1,954,938)	3,362,170
Goodwill									15,069,550		15,069,550
Accumulated Amortization - Goodwill									(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA									(59,280,253)		(59,280,253)
Going Concern									4,209,385		4,209,385
FCC/Broadcast Licenses									204,657,446		204,657,446
Accum Amort - Definite Lived Intangible Assets		(119,262)							(51,769,966)		(51,769,966)
Organizational Costs		122,430							9,203,108		9,203,108
Intangibles									2,235,728		2,235,728
Network Affiliation									91,163,596		91,163,596
Accumulated Amortization - Deferred Charges							(7,981,035)		(7,981,035)		(7,981,035)
Debt Issuance Costs							13,955,285		13,955,285		13,955,285
Pre-Petition Intercompany		(2,521,485)				(256,392)	166,749,014	(16,879,553)	144,925,929	(144,925,929)	(0)
Post-Petition Intercompany		(997,418)				10,597	(12,722,726)
Total non-current assets		(1,550,534)				(237,795)	1,213,427,846	126,440,818	1,564,730,445	(1,343,065,596)	221,664,849

Total Assets		$(1,285,260)	$0			$9,957	$1,789,422,023	$126,440,818	$2,222,092,382	$(1,893,426,763)	$328,665,619

Liabilities not subject to Compromise
Accounts Payable		1,473				(1,522)	1,871,613		4,131,413		4,131,413
Accrued Expenses		33,246				3,065	3,185,195		11,167,791		11,167,791
Program License Liability									6,414,372		6,414,372
Deferred Revenue									4,310,394		4,310,394
Total Liabilities not subject to Compromise		34,719				1,543	5,056,808		26,023,970		26,023,970

Liabilities subject to Compromise
Accounts Payable		59,220				8,414	306,222		6,749,090		6,749,090
Program License Liabilities Subject to Compromise									1,661,904		1,661,904
Pre-Petition Accrued Interest	1)						23,042,906		573,404,074	(550,361,168)	23,042,906
Post-Petition Accrued Interest	2)						6,145,141		6,145,141		6,145,141
Notes Payable - Senior bank L/T							338,125,000		338,125,000		338,125,000
Notes Payable - Senior sub-debt							484,299,000		484,299,000		484,299,000
Premiums on Subordinated Debt							1,110,212		1,110,212		1,110,212
Notes Payable Parent									1,196,184,729	(1,196,184,729)
Deferred Tax Liability							39,118,311		39,118,311		39,118,311
Other Liabilities	3)						1,507,180		1,507,180		1,507,180
Total Liabilities subject to Compromise		59,220				8,414	893,653,973		2,648,304,641	(1,746,545,897)	901,758,744

Common Stock							19,710		73,782	(50,000)	23,782
Additional Paid In Capital		10,434,004	1,971,300				263,228,747	278,758,099	635,030,679	(233,890,063)	401,140,616
Other Income									(5,652,404)		(5,652,404)
Retained Earnings		(11,813,203)	(1,971,300)				627,462,785	(152,317,281)	(1,081,688,286)	87,059,196	(994,629,090)
Stockholders’ Equity		(1,379,199)					890,711,242	126,440,818	(452,236,229)	(146,880,867)	(599,117,095)

Total Liabilities & Equity		$(1,285,260)	$0	$0	$0	$9,957	$1,789,422,023	$126,440,818	$2,222,092,382	$(1,893,426,763)	$328,665,619

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities subject to Compromise

1)   Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.

2)   Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

3)   Represents Pre-Petition Creditors Holding Unsecured Priority Claims.  This balance decreased approximately $1.2 million from May to June as the result of the cancellation of an Unsecured Non Priority Claim as a result of the bankruptcy proceedings.

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of June 2009

($ in thousands)						June Total
Week Ending	June 1-5	June 8-12	June 15-19	June 22-26	June 29-30	June 1-30
Disbursements
Salaries	—	2,026	—	1,839	—	3,864
Severance	—	—	—	—	—	—
Commissions	—	—	—	—	—	—
Payroll Taxes	—	444	481	—	823	1,749
Employee Benefit plan costs	316	6	177	292	88	880
Insurance, Property & Workers Comp	—	9	5	6	1,932	1,951
Property Taxes	—	—	—	1	1	2
Utilities	126	90	157	70	29	472
Travel	38	42	31	25	3	138
Syndicated Programming	321	95	6	750	41	1,212
Nielsen	340	—	—	344	—	685
News Services (all categories)	55	29	21	71	35	212
Media Buy	35	—	—	—	—	35
Maintenance and Repairs	67	59	60	47	18	251
Other Services	165	113	202	269	22	772
Capital Ex (Planned and Emergency)	156	8	48	213	—	425
Lease Payments	43	19	3	71	15	151
Other (misc. G&A and contingencies)	84	153	35	52	53	377
Dr. Phil Cure Fee	—	—	—	—	—	—
Utilities Deposits	—	—	—	—	—	—
Due Course Professional Expenses	83	3	59	76	91	311
Total Operating Disbursements	1,829	3,097	1,285	4,127	3,149	13,486
Senior Credit Cash Interest Expense						—
Restructuring Professional Expenses	812	155	341	171	—	1,479
Total Disbursements	2,641	3,251	1,625	4,298	3,149	14,965

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.

Young Broadcasting

Monthly Cash Flow

June 1 - 30, 2009

	YB	YB	Winnebago	YB	KLFY	YB	LAT	WATE
	Inc	Davenport	TV	GB	LP	Knox	Inc	GP
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652	09-10653	09-10655

Opening Cash	$23,637,294.20	$0.00		$0.00	$0.00	$0.00		$0.00

Cash Receipts	$101,019.60	$982,386.70		$1,555,084.11	$394,000.00	$632,127.73		$260,000.00

Cash Disbursements	$5,380,225.13	$601,916.45		$694,458.01	$0.00	$781,240.60

InterCo	$4,322,055.89	$(380,470.25)		$(860,626.10)	$(394,000.00)	$149,112.87		$(260,000.00)

Close Cash	$22,680,144.56	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$5,380,225.13	$601,916.45	$0.00	$694,458.01	$0.00	$781,240.60	$0.00	$0.00

Reportable Disbursements - US Trustee 2Q	$20,697,045.85	$1,221,213.74	$0.00	$1,330,058.72	$0.00	$1,740,585.02	$0.00	$0.00

Young Broadcasting

Monthly Cash Flow

June 1 - 30, 2009

	WKRN	YB	YBK	YBT	YB	YB	YB	AY
	GP	LA	Inc	Inc	SF	Louis	Sioux Falls	Inc
	09-10656	09-10657	09-10658	09-10659	09-10660	09-10661	09-10662	09-10663

Opening Cash	$0.00				$0.00	$0.00	$0.00	$0.00

Cash Receipts	$430,000.00				$2,189,815.94	$1,166,238.29	$1,613,865.40	$49,843.94

Cash Disbursements					$1,705,730.55	$871,407.54	$702,429.63	$337,465.13

InterCo	$(430,000.00)				$(484,085.39)	$(294,830.75)	$(911,435.77)	$287,621.19

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$0.00	$0.00	$0.00	$0.00	$1,705,730.55	$871,407.54	$702,429.63	$337,465.13

Reportable Disbursements - US Trustee 2Q	$0.00	$0.00	$0.00	$0.00	$6,133,811.78	$2,128,946.03	$1,361,024.78	$485,950.65

Young Broadcasting

Monthly Cash Flow

June 1 - 30, 2009

	HBF	YB	Fid TV	YB	YB	YB	YB	YB
	Inc	Nash LLC	Inc	SS	Nash	Rap City	Lansing	Rich
	09-10664	09-10665	09-10666	09-10668	09-10669	09-10670	09-10671	09-10672

Opening Cash		$0.00		$0.00	$0.00	$0.00	$0.00	$0.00

Cash Receipts		$1,811,467.05		$0.00	$0.00	$0.00	$690,486.95	$1,206,071.00

Cash Disbursements		$1,480,360.82		$74,649.51	$0.00	$0.00	$639,137.21	$1,007,551.80

InterCo		$(331,106.23)		$74,649.51	$0.00	$0.00	$(51,349.74)	$(198,519.20)

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$0.00	$1,480,360.82	$0.00	$74,649.51	$0.00	$0.00	$639,137.21	$1,007,551.80

Reportable Disbursements - US Trustee 2Q	$0.00	$2,737,346.97	$0.00	$88,494.82	$0.00	$0.00	$1,085,666.78	$1,840,889.09

Young Broadcasting

Monthly Cash Flow

June 1 - 30, 2009

	YB
	Albany	YB
	09-10673	Cap Corp	Total

Opening Cash	$0.00		$23,637,294.20

Cash Receipts	$932,046.54		$14,014,453.25

Cash Disbursements	$695,030.51		$14,971,602.89

InterCo	$(237,016.03)		$(0.00)

Close Cash	$0.00	$0.00	$22,680,144.56

Reportable Disbursements - US Trustee	$695,030.51	$0.00	$14,971,602.89

Reportable Disbursements - US Trustee 2Q	$1,270,819.99	$0.00	$42,121,854.22